Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

16. Subsequent Events

The Company has evaluated subsequent events for financial statement purposes occurring through February 17, 2014, the date on which those financial statements were available to be issued, and subsequently through March 18, 2014, and determined that no additional subsequent events had occurred that would require recognition in these financial statements and all material subsequent events that require disclosure have been disclosed.

In February 2014, the Company granted options to purchase an aggregate of 537,194 shares of common stock to employees at a weighted average exercise price of $8.09 per share, which options vest 25% upon the first anniversary of the grant date and 1/36 per month thereafter.

In February 2014, the Company sold and issued the 13,168,291 previously authorized shares of Series D-2 convertible preferred stock for gross cash proceeds of $10.0 million.

In February 2014, the Company authorized, sold and issued 48,758,857 shares of Series E convertible preferred stock for gross cash proceeds of $55.0 million.

In February 2014, the Company authorized an additional 994,632 shares of common stock for issuance under the 2009 Plan in connection with the Series D-2 and Series E preferred stock financings, bringing the maximum number of shares of our common stock that may be issued under the 2009 Plan to 2,562,970.

On March 6, 2014, the Company effected a 1-for-11.5 reverse stock split of the Company’s issued and outstanding shares of common stock. The par value of the common stock was not adjusted as a result of the reverse stock split. All issued and outstanding common stock share and per share amounts included in the accompanying financial statements have been adjusted to reflect this reverse stock split for all periods presented, and the conversion ratio of the preferred stock was adjusted accordingly.